Exhibit 99

PRESS RELEASE

GE Capital Announces Private Exchange Offers for Certain Outstanding Notes of GE Capital from Eligible Holders

FAIRFIELD, Conn. – September 21, 2015 – General Electric Capital Corporation (“GECC”) today announced that a newly formed finance subsidiary, GE International Funding Company (the “Issuer”), has commenced private offers to exchange (the “Exchange Offers”) the Issuer’s new notes (collectively, the “New Notes”) for the outstanding debt securities (collectively, the “Old Notes”) listed below under the heading “Exchange Offers Summary Tables.”

On April 10, 2015, General Electric Company (“GE”) announced a plan to reduce the size of its financial services businesses through the sale of most of the assets of GECC and to focus on continued investment and growth in GE’s industrial businesses (the “GE Capital Exit Plan”).  That announcement also noted that the GE Capital Exit Plan would involve a merger of GECC with and into GE (the “Merger”) to assure compliance with debt covenants as GECC exits the assets planned for disposition.  The Merger is part of a reorganization of GECC’s businesses (the “Reorganization”) pursuant to which GE will also separate GECC’s international and U.S. operations, and GECC’s international operations will be consolidated under a new international holding company (“GE Capital International Holdings”), which will have a separate capital structure and be separately supervised. The Reorganization and Exchange Offers are intended, among other things, to establish an international holding company (GE Capital International Holdings) with an efficient and simplified capital structure that is satisfactory to GECC’s regulators, a key step in terminating the nonbank systemically important financial institution designation for GECC.  In addition, the Exchange Offers seek to align the liabilities of GE Capital International Holdings to its assets from a maturity profile and liquidity standpoint, taking into consideration asset sales, and where appropriate shortening the maturity profile of targeted liabilities.

The Issuer is a newly formed finance subsidiary of GECC, but upon the completion of the Reorganization, the Issuer will become a subsidiary of GE Capital International Holdings. The New Notes will be fully, irrevocably and unconditionally guaranteed by GE, and the Old Notes are fully, irrevocably and unconditionally guaranteed by GE and will subsequently be assumed by GE in connection with the Merger. The New Notes initially will also be guaranteed by GECC, and upon completion of the Reorganization, GE Capital International Holdings will assume the guarantee by GECC.  The Exchange Offers are not conditioned on the completion of the Reorganization.

Overview of the Exchange Offers

There are 123 series or tranches of Old Notes that may be tendered in one or more of the Exchange Offers, in each case as set forth in the “Exchange Offers Summary Tables” below.

The Exchange Offers include “Market Value Exchange Offers” and “Par for Par Exchange Offers.”  The Market Value Exchange Offers consist of offers to exchange Old Notes for New Notes (“New Market Notes”) with either a six-month (the “2016 Market Value Exchange Offers”), 5 year, 10 year or 20 year maturity (the “2020/2025/2035 Market Value Exchange Offers”). In the Market Value Exchange Offers, the Total Exchange Consideration (as defined below) consists of New Market Notes issued in a principal amount and at market rates determined based on the methodology described below. The “Par for Par Exchange Offers” consist of offers to exchange Old Notes for New Notes (“New Par Notes”) in the same principal amount and with the same currency, maturity, interest rates and other payment terms as the Old Notes tendered. In the Par for Par Exchange Offers, the Total Exchange Consideration includes an additional cash payment as specified below for each series or tranche of Old Notes.

Each series or tranche of Old Notes may be tendered in the Par for Par Exchange Offers.  In addition, most series or tranches of Old Notes may also be tendered in one or two of the Market Value Exchange Offers, in each case as specified in the “Exchange Offers Summary Tables” below. As a result, in certain cases, a series or tranche of Old Notes may be tendered in a 2016 Market Value Exchange Offer or a Par for Par Exchange Offer and, in certain other cases, a series or tranche of Old Notes may be tendered in a 2016 Market Value Exchange Offer, a 2020/2025/2035 Market Value Exchange Offer or a Par for Par Exchange Offer.

For each tender of Old Notes, Eligible Holders (as defined below) must elect a single Exchange Offer in which such Old Notes will be tendered (i.e., the same Old Notes may not be tendered in more than one Exchange Offer concurrently).

The Exchange Offers are subject to the following limitations:

●	The aggregate principal amount of New Notes that may be issued in the Exchange Offers is $30 billion.

●	The aggregate principal amount of 2016 New Notes (as defined below) that may be issued in the 2016 Market Value Exchange Offers is $15 billion (the “2016 New Notes Cap”).

●
The aggregate principal amount of New Market Notes that may be issued in the 2020/2025/2035 Market Value Exchange Offers is $30 billion less the aggregate principal amount of any 2016 New Notes issued in the 2016 Market Value Exchange Offers (the “2020/2025/2035 New Notes Cap”).

●
The aggregate principal amount of New Par Notes that may be issued in the Par for Par Exchange Offers is $30 billion less the aggregate principal amount of any New Notes issued in the Market Value Exchange Offers (the “Par for Par Cap”).

Old Notes tendered in the Exchange Offers will be accepted in the following order of priority:

●	first, in the 2016 Market Value Exchange Offers, on a pro rata basis subject to the 2016 New Notes Cap;

●	second, in the 2020/2025/2035 Market Value Exchange Offers, on a pro rata basis subject to the 2020/2025/2035 New Notes Cap; and

●
third, in the Par for Par Exchange Offers, subject to the Par for Par Cap (in order of the Acceptance Priority Level of each series or tranche as set forth in the “Exchange Offers Summary Tables” below).

The following table provides a summary overview of the Exchange Offers:

Old Notes: Currency/Maturity	Outstanding Principal Amount (billions USD equivalent)	→	New Notes
2016 Market Value Exchange Offers (2016 New Notes subject to cap of $15 billion) (Tenders accepted on a pro rata basis)
USD (2019-2021) (8 notes)	$16.7	→	New six-month fixed-rate with same currency (the “2016 USD New Notes” and “2016 GBP New Notes” and together, the “2016 New Notes”)
USD (2022-2024) (3 notes)	$5.5
USD Fixed-Rate (2016-2020) (19 notes)	$22.7
USD Floating-Rate (2016-2020) (10 notes)	$6.5
Other Select USD (4 notes)	$1.8
GBP (5 notes)	$3.6
Total	$56.7
2020/2025/2035 Market Value Exchange Offers
(2020 New Notes, 2025 New Notes and 2035 New Notes subject to cap of $30 billion less principal amount of 2016 New Notes)
(Tenders accepted on a pro rata basis)

USD (2019-2021) (8 notes)	$16.7	→	New USD 5-year fixed-rate (the “2020 New Notes”)
USD (2022-2024) (3 notes)	$5.5	→	New USD 10-year fixed-rate (the “2025 New Notes”)
USD (2032-2039) (4 notes)	$17.4	→	New USD 20-year fixed-rate (the “2035 New Notes”)
Total	$39.5
Par for Par Exchange Offers
(New Par Notes subject to cap of $30 billion less principal amount of New Market Notes)
(Tenders accepted in order of the Acceptance Priority Levels specified in the tables below)

Hybrids (5 notes/corresponding trust preferred securities)	$6.8	→	Same currency, interest rate and maturity Total Exchange Consideration includes a cash payment specified below for each series or tranche
USD (2032-2039) (4 notes)	$17.4
USD (2022-2024) (3 notes)	$5.5
USD (2019-2021) (8 notes)	$16.7
USD Fixed-Rate (2016-2020) (19 notes)	$22.7
USD Floating-Rate (2016-2020) (10 notes)	$6.5
Other USD and Non-USD (including Other Select USD and GBP) (74 notes)	$24.9
Total	$100.4

The Exchange Offers are being conducted by the Issuer upon the terms and subject to the conditions set forth in a separate Offer to Exchange, which is available only to Eligible Holders.

Exchange Offers Summary Tables

The following tables set forth certain information regarding the Exchange Offers, including the Total Exchange Consideration (or in the case of the Market Value Exchange Offers for 2016 New Notes, 2020 New Notes, 2025 New Notes and 2035 New Notes issued in exchange for fixed-rate Old Notes, the Hypothetical Total Exchange Consideration, based on the formula set forth in the Offer to Exchange).

Market Value Exchange Offers

2016 Market Value Exchange Offers

USD (2019-2021): Market Value Exchange for 2016 USD New Notes
					Exchange Offer Yield		Hypothetical Total Exchange Consideration(3)(4)(5)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes
6.000% Aug 2019	36962G4D3	US36962G4D32	$2,000	2016 USD New Notes	1.375% Aug 2020	+5	$1,158.73
2.200% Jan 2020	36962G7M0	US36962G7M04	$2,000	2016 USD New Notes	1.375% Aug 2020	+5	$1,021.77
5.500% Jan 2020	36962G4J0	US36962G4J02	$2,000	2016 USD New Notes	1.375% Aug 2020	+20	$1,148.95
5.550% May 2020	36962G2T0	US36962G2T02	$1,100	2016 USD New Notes	1.375% Aug 2020	+40	$1,152.71
4.375% Sept 2020	36962G4R2	US36962G4R28	$2,150	2016 USD New Notes	1.375% Aug 2020	+45	$1,107.56
4.625% Jan 2021	36962G4Y7	US36962G4Y78	$2,250	2016 USD New Notes	1.375% Aug 2020	+50	$1,123.63
5.300% Feb 2021#	369622SM8	US369622SM84	$2,000	2016 USD New Notes	1.375% Aug 2020	+70	$1,148.58
4.650% Oct 2021	36962G5J9	US36962G5J92	$3,150	2016 USD New Notes	1.375% Aug 2020	+80	$1,124.48

#	Subordinated notes. New Notes issued in exchange for the subordinated notes will be senior obligations.

(1)
The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the Eurodollar Synthetic Forward Rate from two business days after the Price Determination Date (as defined below) to the maturity date of the 2016 USD New Notes appearing at the Price Determination Date on the EDSF page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 60 basis points, such sum rounded to the third decimal place when expressed as a percentage.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

(5)
Represents a hypothetical pricing example in the case of fixed-rate Old Notes tendered in exchange for 2016 USD New Notes (based on the formula set forth in the Offer to Exchange), using for this purpose the fixed spread for the applicable Old Notes to the yield of the bid-side price of the Reference U.S. Treasury Security at 11:00 a.m. (New York City time) (4:00 p.m. (London time)) on September 17, 2015. The hypothetical pricing examples above are for illustrative purposes only. The actual consideration paid may be greater or less than those shown in the table above depending on the bid-side price of the applicable Reference U.S. Treasury Security as of the Price Determination Date.

USD (2022-2024): Market Value Exchange for 2016 USD New Notes

					Exchange Offer Yield		Hypothetical Total Exchange Consideration(3)(4)(5)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes
3.150% Sept 2022	36962G6F6	US36962G6F61	$2,000	2016 USD New Notes	2.000% Aug 2025	+30	$1,035.56
3.100% Jan 2023	36962G6S8	US36962G6S82	$2,500	2016 USD New Notes	2.000% Aug 2025	+35	$1,030.57
3.450% May 2024	36962G7K4	US36962G7K48	$1,000	2016 USD New Notes	2.000% Aug 2025	+55	$1,045.50

(1)
The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the Eurodollar Synthetic Forward Rate from two business days after the Price Determination Date to the maturity date of the 2016 USD New Notes appearing at the Price Determination Date on the EDSF page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 60 basis points, such sum rounded to the third decimal place when expressed as a percentage.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

(5)
Represents a hypothetical pricing example in the case of fixed-rate Old Notes tendered in exchange for 2016 USD New Notes (based on the formula set forth in the Offer to Exchange), using for this purpose the fixed spread for the applicable Old Notes to the yield of the bid-side price of the Reference U.S. Treasury Security at 11:00 a.m. (New York City time) (4:00 p.m. (London time)) on September 17, 2015. The hypothetical pricing examples above are for illustrative purposes only. The actual consideration paid may be greater or less than those shown in the table above depending on the bid-side price of the applicable Reference U.S. Treasury Security as of the Price Determination Date.

USD Fixed-Rate (2016-2020): Market Value Exchange for 2016 USD New Notes

					Exchange Offer Yield		(Hypothetical) Total Exchange Consideration(3)(4)(5)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes
1.500% Jul 2016	36962G6Z2	US36962G6Z26	$1,250	2016 USD New Notes	0.625% Aug 2017	-70	$1,009.96
1.450% Aug 2016	36962G7B4	US36962G7B49	$250	2016 USD New Notes	0.625% Aug 2017	-70	$1,010.31
4.575% Aug 2037	36962G6E9	US36962G6E96	$100	2016 USD New Notes	0.625% Aug 2017	-75	$1,037.46
3.350% Oct 2016	36962G5H3	US36962G5H37	$1,250	2016 USD New Notes	0.625% Aug 2017	-75	$1,032.17
5.375% Oct 2016	36962GY40	US36962GY402	$1,100	2016 USD New Notes	0.625% Aug 2017	-55	$1,050.31
2.900% Jan 2017	36962G5N0	US36962G5N05	$1,425	2016 USD New Notes	0.625% Aug 2017	-55	$1,031.82
5.400% Feb 2017	36962G2G8	US36962G2G80	$1,500	2016 USD New Notes	0.625% Aug 2017	-30	$1,063.56
2.450% Mar 2017	36962G5S9	US36962G5S91	$500	2016 USD New Notes	0.625% Aug 2017	-25	$1,026.21
1.250% May 2017	36962G7J7	US36962G7J74	$1,000	2016 USD New Notes	0.625% Aug 2017	-50	$1,013.88
2.300% Apr 2017	36962G5W0	US36962G5W04	$2,000	2016 USD New Notes	0.625% Aug 2017	-35	$1,027.69
5.625% Sep 2017	36962G3H5	US36962G3H54	$3,000	2016 USD New Notes	0.625% Aug 2017	0	$1,090.15
1.600% Nov 2017	36962G6K5	US36962G6K56	$1,000	2016 USD New Notes	0.625% Aug 2017	+10	$1,014.32
1.625% Apr 2018	36962G6W9	US36962G6W94	$1,500	2016 USD New Notes	1.000% Sep 2018	0	$1,012.16
5.625% May 2018	36962G3U6	US36962G3U65	$4,000	2016 USD New Notes	1.000% Sep 2018	+15	$1,107.49

					Exchange Offer Yield		(Hypothetical) Total Exchange Consideration(3)(4)(5)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes
4.700% May 2053(5)	369622394	US3696223946	$750	2016 USD New Notes	—	—	$1,020.00
2.300% Jan 2019	36962G7G3	US36962G7G36	$1,000	2016 USD New Notes	1.375% Aug 2020	-5	$1,023.40
3.800% Jun 2019##	369668AA6	US369668AA67	$700	2016 USD New Notes	1.375% Aug 2020	+20	$1,070.19
5.260% Nov 2019	36962GM43	US36962GM431	$75	2016 USD New Notes	1.375% Aug 2020	+60	$1,118.20
3.250% Aug 2020	36962G7C2	US36962G7C22	$250	2016 USD New Notes	1.375% Aug 2020	+65	$1,044.87

##	Issuer is GECC and formerly included LJ VP Holdings LLC (JV Penske), an affiliate of GECC, as Co-Issuer.

(1)
The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the Eurodollar Synthetic Forward Rate from two business days after the Price Determination Date to the maturity date of the 2016 USD New Notes appearing at the Price Determination Date on the EDSF page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 60 basis points, such sum rounded to the third decimal place when expressed as a percentage.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

(5)
Represents a hypothetical pricing example in the case of Old Notes (except in the case of 4.700% Notes due May 2053) tendered in exchange for 2016 USD New Notes (based on the formula set forth in the Offer to Exchange), using for this purpose the fixed spread for the applicable Old Notes to the yield of the bid-side price of the Reference U.S. Treasury Security at 11:00 a.m. (New York City time) (4:00 p.m. (London time)) on September 17, 2015. The hypothetical pricing examples above are for illustrative purposes only. The actual consideration paid may be greater or less than those shown in the table above depending on the bid-side price of the applicable Reference U.S. Treasury Security as of the Price Determination Date. In the case of 4.700% Notes due May 2053, reflects the actual Total Exchange Consideration offered for each $1,000 principal amount of Old Notes tendered and is not based on the formula set forth in the Offer to Exchange.

USD Floating Rate (2016-2020): Market Value Exchange for 2016 USD New Notes

					Total Exchange Consideration(3)(4)
Title of Old Notes(1)	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(2)	New Notes
FRNs Jul 2016	36967FAC5	US36967FAC59	$695	2016 USD New Notes	$1,010.00
FRNs Jul 2016	36962G7A6	US36962G7A65	$1,600	2016 USD New Notes	$1,012.50
FRNs Jan 2017	36967FAB7	US36967FAB76	$2,000	2016 USD New Notes	$1,010.00
FRNs May 2017	36962G7H1	US36962G7H19	$500	2016 USD New Notes	$1,010.00
F-FRNs May 2017	36962G5Y6	US36962G5Y69	$100	2016 USD New Notes	$1,022.50
F-FRNs Aug 2017	36962G6B5	US36962G6B57	$100	2016 USD New Notes	$1,030.00
F-FRNs Dec 2017	36962G6L3	US36962G6L30	$100	2016 USD New Notes	$1,012.50
FRNs Apr 2018	36962G6X7	US36962G6X77	$400	2016 USD New Notes	$1,020.00
FRNs Jan 2019	36962G7F5	US36962G7F52	$500	2016 USD New Notes	$1,007.50
FRNs Jan 2020	36967FAA9	US36967FAA93	$500	2016 USD New Notes	$1,017.50

(1)	We refer to floating-rate notes as FRNs and fixed to floating-rate notes as F-FRNs.

(2)
The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the Eurodollar Synthetic Forward Rate from two business days after the Price Determination Date to the maturity date of the 2016 USD New Notes appearing at the Price Determination Date on the EDSF page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 60 basis points, such sum rounded to the third decimal place when expressed as a percentage.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

Other Select USD: Market Value Exchange for 2016 USD New Notes

					Exchange Offer Yield		(Hypothetical) Total Exchange Consideration(4)(5)(6)
Title of Old Notes(1)	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(2)	Reference U.S. Treasury Security(3)	Fixed Spread (basis points)	New Notes
1.250% Nov 2016	—	XS0856562797	$300	2016 USD New Notes	0.625% Aug 2017	-45	$1,009.60
4.625% Jan 2043	—	XS0880289292	$700	2016 USD New Notes	1.000% Sep 2018	+360	$997.98
5.550% Jan 2026	36962GT95	US36962GT956	$500	2016 USD New Notes	2.000% Aug 2025	+140	$1,157.58
7.500% Aug 2035#	36959CAA6	US36959CAA62	$300	2016 USD New Notes	3.000% May 2045	+120	$1,428.08

#	Subordinated notes. New Notes issued in exchange for the subordinated notes will be senior obligations. The 7.500% Old Notes due August 21, 2035 already benefit from a senior guarantee provided by GE.

(1)	We refer to floating-rate notes as FRNs.

(2)
The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the Eurodollar Synthetic Forward Rate from two business days after the Price Determination Date to the maturity date of the 2016 USD New Notes appearing at the Price Determination Date on the EDSF page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 60 basis points, such sum rounded to the third decimal place when expressed as a percentage.

(3)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(4)	Per $1,000 principal amount of Old Notes accepted for exchange.

(5)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

(6)
Represents a hypothetical pricing example in the case of fixed-rate Old Notes tendered in exchange for 2016 USD New Notes (based on the formula set forth in the Offer to Exchange), using for this purpose the fixed spread for the applicable Old Notes to the yield of the bid-side price of the Reference U.S. Treasury Security at 11:00 a.m. (New York City time)) (4:00 p.m. (London time)) on September 17, 2015. The hypothetical pricing examples above are for illustrative purposes only. The actual consideration paid may be greater or less than those shown in the table above depending on the bid-side price of the applicable Reference U.S. Treasury Security as of the Price Determination Date.

GBP: Market Value Exchange for 2016 GBP New Notes

					Exchange Offer Yield		Hypothetical Total Exchange Consideration(4)(5)(6)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)(2)	Reference U.K. Gilt Security(3)	Fixed Spread (basis points)	New Notes
6.250% Dec 2017	—	XS0148124588	£500	2016 GBP New Notes	1.000% Sep 2017	+55	£1,104.88
5.250% Dec 2028	—	XS0096298822	£425	2016 GBP New Notes	6.000% Dec 2028	+85	£1,251.28
5.625% Sept 2031	—	XS0154681737	£178	2016 GBP New Notes	4.750% Dec 2030	+85	£1,308.14
4.875% Sept 2037#	—	XS0229561831	£750	2016 GBP New Notes	4.250% Mar 2036	+135	£1,144.93
5.375% Dec 2040	—	XS0182703743	£450	2016 GBP New Notes	4.250% Dec 2040	+90	£1,310.44

#	Subordinated notes. New Notes issued in exchange for the subordinated notes will be senior obligations.

(1)
The 2016 GBP New Notes will mature on April 15, 2016 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the 2.000% U.K. Gilt Security due January 22, 2016 (the “2016 GBP New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the price of the 2016 GBP New Notes Reference Security appearing at the Price Determination Date on the DMO2 page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 90 basis points, such sum rounded to the third decimal place when expressed as a percentage.

(2)
2016 GBP New Notes denominated in pounds sterling will only be issued in minimum denominations of £125,000. Old Notes of a given series or tranche may be tendered only in principal amounts that will result in 2016 GBP New Notes being issued in such minimum denomination.

(3)	The reference page for the price of the Reference U.K. Gilt Security at the Price Determination Date will be Bloomberg Reference Page DMO2.

(4)	Per £1,000 principal amount of Old Notes accepted for exchange.

(5)
The Exchange Consideration for each £1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus £50.

(6)
Represents a hypothetical pricing example in the case of fixed-rate Old Notes tendered in exchange for 2016 GBP New Notes (based on the formula set forth in the Offer to Exchange), using for this purpose the fixed spread for the applicable Old Notes to the yield of the price of the Reference U.K. Gilt Security at 11:00 a.m. (New York City time) (4:00 p.m. (London time)) on September 17, 2015. In the case of any Old Notes tendered in a Market Value Exchange Offer for 2016 GBP New Notes, the Exchange Offer Yield will be expressed on an annualized basis. The hypothetical pricing examples above are for illustrative purposes only. The actual consideration paid may be greater or less than those shown in the table above depending on the price of the applicable Reference U.K. Gilt Security as of the Price Determination Date.

2020/2025/2035 Market Value Exchange Offers

USD (2019-2021): Market Value Exchange for 2020 New Notes

					Exchange Offer Yield		Hypothetical Total Exchange Consideration(3)(4)(5)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes
6.000% Aug 2019	36962G4D3	US36962G4D32	$2,000	2020 New Notes	1.375% Aug 2020	+10	$1,156.73
2.200% Jan 2020	36962G7M0	US36962G7M04	$2,000	2020 New Notes	1.375% Aug 2020	+10	$1,019.77
5.500% Jan 2020	36962G4J0	US36962G4J02	$2,000	2020 New Notes	1.375% Aug 2020	+25	$1,146.77
5.550% May 2020	36962G2T0	US36962G2T02	$1,100	2020 New Notes	1.375% Aug 2020	+45	$1,150.38
4.375% Sept 2020	36962G4R2	US36962G4R28	$2,150	2020 New Notes	1.375% Aug 2020	+50	$1,105.11
4.625% Jan 2021	36962G4Y7	US36962G4Y78	$2,250	2020 New Notes	1.375% Aug 2020	+55	$1,121.01
5.300% Feb 2021#	369622SM8	US369622SM84	$2,000	2020 New Notes	1.375% Aug 2020	+75	$1,145.89
4.650% Oct 2021	36962G5J9	US36962G5J92	$3,150	2020 New Notes	1.375% Aug 2020	+85	$1,121.53

#	Subordinated notes. New Notes issued in exchange for the subordinated notes will be senior obligations.

(1)
The 2020 New Notes will mature on November 15, 2020 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the 1.375% U.S. Treasury Security due August 31, 2020 (the “2020 New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of the 2020 New Notes Reference Security appearing at the Price Determination Date on the FIT1 page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 105 basis points, such sum rounded to the third decimal place when expressed as a percentage.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

(5)
Represents a hypothetical pricing example in the case of fixed-rate Old Notes tendered in exchange for 2020 New Notes (based on the formula set forth in the Offer to Exchange), using for this purpose the fixed spread for the applicable Old Notes to the yield of the bid-side price of the Reference U.S. Treasury Security at 11:00 a.m. (New York City time) (4:00 p.m. (London time)) on September 17, 2015. The hypothetical pricing examples above are for illustrative purposes only. The actual consideration paid may be greater or less than those shown in the table above depending on the bid-side price of the applicable Reference U.S. Treasury Security as of the Price Determination Date.

USD (2022-2024): Market Value Exchange for 2025 New Notes

					Exchange Offer Yield		Hypothetical Total Exchange Consideration(3)(4)(5)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes
3.150% Sept 2022	36962G6F6	US36962G6F61	$2,000	2025 New Notes	2.000% Aug 2025	+35	$1,032.38
3.100% Jan 2023	36962G6S8	US36962G6S82	$2,500	2025 New Notes	2.000% Aug 2025	+40	$1,027.25
3.450% May 2024	36962G7K4	US36962G7K48	$1,000	2025 New Notes	2.000% Aug 2025	+60	$1,041.74

(1)
The 2025 New Notes will mature on November 15, 2025 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the 2.000% U.S. Treasury Security due August 15, 2025 (the “2025 New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of the 2025 New Notes Reference Security appearing at the Price Determination Date on the FIT1 page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 135 basis points, such sum rounded to the third decimal place when expressed as a percentage.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

(5)
Represents a hypothetical pricing example in the case of fixed-rate Old Notes tendered in exchange for 2025 New Notes (based on the formula set forth in the Offer to Exchange), using for this purpose the fixed spread for the applicable Old Notes to the yield of the bid-side price of the Reference U.S. Treasury Security at 11:00 a.m. (New York City time) (4:00 p.m. (London time)) on September 17, 2015. The hypothetical pricing examples above are for illustrative purposes only. The actual consideration paid may be greater or less than those shown in the table above depending on the bid-side price of the applicable Reference U.S. Treasury Security as of the Price Determination Date.

USD (2032-2039): Market Value Exchange for 2035 New Notes

					Exchange Offer Yield		Hypothetical Total Exchange Consideration(3)(4)(5)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes
6.750% Mar 2032	36962GXZ2	US36962GXZ26	$5,000	2035 New Notes	3.000% May 2045	+75	$1,353.63
6.150% Aug 2037	36962G3A0	US36962G3A02	$2,000	2035 New Notes	3.000% May 2045	+105	$1,289.10
5.875% Jan 2038	36962G3P7	US36962G3P70	$6,350	2035 New Notes	3.000% May 2045	+105	$1,252.91
6.875% Jan 2039	36962G4B7	US36962G4B75	$4,000	2035 New Notes	3.000% May 2045	+115	$1,389.42

(1)
The 2035 New Notes will mature on November 15, 2035 and will bear interest at the rate per annum equal to the sum of: (a) the yield of the 3.000% U.S. Treasury Security due May 15, 2045 (the “2035 New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of the 2035 New Notes Reference Security appearing at the Price Determination Date on the FIT1 page displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) 155 basis points, such sum rounded to the third decimal place when expressed as a percentage.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

(5)
Represents a hypothetical pricing example in the case of fixed-rate Old Notes tendered in exchange for 2035 New Notes (based on the formula set forth in the Offer to Exchange), using for this purpose the fixed spread for the applicable Old Notes to the yield of the bid-side price of the Reference U.S. Treasury Security at 11:00 a.m. (New York City time) (4:00 p.m. (London time)) on September 17, 2015. The hypothetical pricing examples above are for illustrative purposes only. The actual consideration paid may be greater or less than those shown in the table above depending on the bid-side price of the applicable Reference U.S. Treasury Security as of the Price Determination Date.

Par for Par Exchange Offers

	Old Notes				New Notes			Total Exchange Consideration(4)(5)
Title of Old Notes(1)	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Acceptance Priority Level	Title of New Notes(1)(2)	Currency	Minimum Denomination(3)	New Notes	Cash
HYBRIDS(6)
F-FRN 5.500% Sept 2066#	—	XS0267167566 / XS0267168291	£400	1	F-FRN 5.500% Sept 2066	GBP	125,000	1,000	6.25
GE Capital Trust V(6)	—	XS0491212535 / XS0492561161
F-FRN 4.625% Sept 2066#	—	XS0267166246 / XS0267167053	€950	2	F-FRN 4.625% Sept 2066	EUR	125,000	1,000	6.25
GE Capital Trust IV(6)	—	XS0491212451 / XS0492555783
F-FRN 5.500% Sept 2067#	—	XS0319639232 / XS0319639745	€1,500	3	F-FRN 5.500% Sept 2067	EUR	125,000	1,000	7.50
GE Capital Trust II(6)	—	XS0491211644 / XS0492535835
F-FRN 6.500% Sept 2067#	—	XS0319640834 / XS0319641725	£600	4	F-FRN 6.500% Sept 2067	GBP	125,000	1,000	7.50
GE Capital Trust III(6)	—	XS0491211990 / XS0492544746
F-FRN 6.375% Nov 2067#	36962G3M4	US36962G3M40	$2,500	5	F-FRN 6.375% Nov 2067	USD	200,000	1,000	7.50
GE Capital Trust I(6)	36830GAA2	US36830GAA22
USD (2032-2039)
6.750% Mar 2032	36962GXZ2	US36962GXZ26	$5,000	6	6.750% Mar 2032	USD	200,000	1,000	32.50
6.150% Aug 2037	36962G3A0	US36962G3A02	$2,000	7	6.150% Aug 2037	USD	200,000	1,000	37.50
5.875% Jan 2038	36962G3P7	US36962G3P70	$6,350	8	5.875% Jan 2038	USD	200,000	1,000	37.50
6.875% Jan 2039	36962G4B7	US36962G4B75	$4,000	9	6.875% Jan 2039	USD	200,000	1,000	40.00
USD (2022-2024)
3.150% Sept 2022	36962G6F6	US36962G6F61	$2,000	10	3.150% Sept 2022	USD	200,000	1,000	17.50
3.100% Jan 2023	36962G6S8	US36962G6S82	$2,500	11	3.100% Jan 2023	USD	200,000	1,000	17.50
3.450% May 2024	36962G7K4	US36962G7K48	$1,000	12	3.450% May 2024	USD	200,000	1,000	20.00
USD (2019-2021)
6.000% Aug 2019	36962G4D3	US36962G4D32	$2,000	13	6.000% Aug 2019	USD	200,000	1,000	15.00
2.200% Jan 2020	36962G7M0	US36962G7M04	$2,000	14	2.200% Jan 2020	USD	200,000	1,000	15.00
5.500% Jan 2020	36962G4J0	US36962G4J02	$2,000	15	5.500% Jan 2020	USD	200,000	1,000	15.00
5.550% May 2020	36962G2T0	US36962G2T02	$1,100	16	5.550% May 2020	USD	200,000	1,000	15.00
4.375% Sept 2020	36962G4R2	US36962G4R28	$2,150	17	4.375% Sept 2020	USD	200,000	1,000	15.00
4.625% Jan 2021	36962G4Y7	US36962G4Y78	$2,250	18	4.625% Jan 2021	USD	200,000	1,000	15.00
5.300% Feb 2021##	369622SM8	US369622SM84	$2,000	19	5.300% Feb 2021	USD	200,000	1,000	12.50
4.650% Oct 2021	36962G5J9	US36962G5J92	$3,150	20	4.650% Oct 2021	USD	200,000	1,000	15.00
USD FIXED-RATE (2016-2020)
1.500% Jul 2016	36962G6Z2	US36962G6Z26	$1,250	21	1.500% Jul 2016	USD	200,000	1,000	6.25
1.450% Aug 2016	36962G7B4	US36962G7B49	$250	22	1.450% Aug 2016	USD	200,000	1,000	6.25
4.575% Aug 2037	36962G6E9	US36962G6E96	$100	23	4.575% Aug 2037	USD	200,000	1,000	6.25
3.350% Oct 2016	36962G5H3	US36962G5H37	$1,250	24	3.350% Oct 2016	USD	200,000	1,000	6.25
5.375% Oct 2016	36962GY40	US36962GY402	$1,100	25	5.375% Oct 2016	USD	200,000	1,000	6.25
2.900% Jan 2017	36962G5N0	US36962G5N05	$1,425	26	2.900% Jan 2017	USD	200,000	1,000	7.50
5.400% Feb 2017	36962G2G8	US36962G2G80	$1,500	27	5.400% Feb 2017	USD	200,000	1,000	7.50
2.450% Mar 2017	36962G5S9	US36962G5S91	$500	28	2.450% Mar 2017	USD	200,000	1,000	7.50

	Old Notes				New Notes			Total Exchange Consideration(4)(5)
Title of Old Notes(1)	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Acceptance Priority Level	Title of New Notes(1)(2)	Currency	Minimum Denomination(3)	New Notes	Cash
1.250% May 2017	36962G7J7	US36962G7J74	$1,000	29	1.250% May 2017	USD	200,000	1,000	7.50
2.300% Apr 2017	36962G5W0	US36962G5W04	$2,000	30	2.300% Apr 2017	USD	200,000	1,000	7.50
5.625% Sep 2017	36962G3H5	US36962G3H54	$3,000	31	5.625% Sep 2017	USD	200,000	1,000	8.75
1.600% Nov 2017	36962G6K5	US36962G6K56	$1,000	32	1.600% Nov 2017	USD	200,000	1,000	8.75
1.625% Apr 2018	36962G6W9	US36962G6W94	$1,500	33	1.625% Apr 2018	USD	200,000	1,000	8.75
5.625% May 2018	36962G3U6	US36962G3U65	$4,000	34	5.625% May 2018	USD	200,000	1,000	8.75
4.700% May 2053	369622394	US3696223946	$750	35	4.700% May 2053	USD	200,000	1,000	5.00
2.300% Jan 2019	36962G7G3	US36962G7G36	$1,000	36	2.300% Jan 2019	USD	200,000	1,000	10.00
3.800% Jun 2019###	369668AA6	US369668AA67	$700	37	3.800% Jun 2019	USD	200,000	1,000	10.00
5.260% Nov 2019	36962GM43	US36962GM431	$75	38	5.260% Nov 2019	USD	200,000	1,000	12.50
3.250% Aug, 2020	36962G7C2	US36962G7C22	$250	39	3.250% Aug 2020	USD	200,000	1,000	12.50
USD FLOATING-RATE (2016-2020)
FRNs Jul 2016	36967FAC5	US36967FAC59	$695	40	FRNs Jul 2016	USD	200,000	1,000	6.25
FRNs Jul 2016	36962G7A6	US36962G7A65	$1,600	41	FRNs Jul 2016	USD	200,000	1,000	6.25
FRNs Jan 2017	36967FAB7	US36967FAB76	$2,000	42	FRNs Jan 2017	USD	200,000	1,000	6.25
FRNs May 2017	36962G7H1	US36962G7H19	$500	43	FRNs May 2017	USD	200,000	1,000	6.25
F-FRNs May 2017	36962G5Y6	US36962G5Y69	$100	44	F-FRNs May 2017	USD	200,000	1,000	6.25
F-FRNs Aug 2017	36962G6B5	US36962G6B57	$100	45	F-FRNs Aug 2017	USD	200,000	1,000	7.50
F-FRNs Dec 2017	36962G6L3	US36962G6L30	$100	46	F-FRNs Dec 2017	USD	200,000	1,000	7.50
FRNs Apr 2018	36962G6X7	US36962G6X77	$400	47	FRNs Apr 2018	USD	200,000	1,000	7.50
FRNs Jan 2019	36962G7F5	US36962G7F52	$500	48	FRNs Jan 2019	USD	200,000	1,000	10.00
FRNs Jan 2020	36967FAA9	US36967FAA93	$500	49	FRNs Jan 2020	USD	200,000	1,000	12.50
OTHER USD AND NON-USD
1.000% Jan 2016	36962G6R0	US36962G6R00	$1,400	50	1.000% Jan 2016	USD	200,000	1,000	6.25
5.000% Jan 2016	36962GU69	US36962GU699	$1,250	51	5.000% Jan 2016	USD	200,000	1,000	6.25
FRNs Jan 2016	36962GU51	US36962GU517	$1,000	52	FRNs Jan 2016	USD	200,000	1,000	6.25
FRNs Jan 2016	36962G6Q2	US36962G6Q27	$600	53	FRNs Jan 2016	USD	200,000	1,000	6.25
FRNs Jan 2016	36962G7E8	US36962G7E87	$1,500	54	FRNs Jan 2016	USD	200,000	1,000	6.25
F-FRNs Feb 2016	36962G5T7	US36962G5T74	$100	55	F-FRNs Feb 2016	USD	200,000	1,000	6.25
8.300% Feb 2016	—	XS0243834586	MXN$1,000	56	8.300% Feb 2016	MXN	3,000,000	1,000	6.25
4.875% Apr 2016	—	XS0614214913	SEK2,500	57	4.875% Apr 2016	SEK	1,500,000	1,000	6.25
2.950% May 2016	36962G5C4	US36962G5C40	$1,500	58	2.950% May 2016	USD	200,000	1,000	6.25
FRNs May 2016	36962G5D2	US36962G5D23	$300	59	FRNs May 2016	USD	200,000	1,000	6.25
FRNs May 2016	36962G2V5	US36962G2V57	$500	60	FRNs May 2016	USD	200,000	1,000	6.25
FRNs Jun 2016	—	XS0258423838	$430	61	FRNs Jun 2016	USD	200,000	1,000	6.25
2.185% Jun 2016	—	XS0257884352	¥20,000	62	2.185% Jun 2016	JPY	25,000,000	1,000	6.25
FRNs Jun 2016	—	XS0255571159	$100	63	FRNs Jun 2016	USD	200,000	1,000	6.25
FRNs Jun 2016	—	XS0256350603	$100	64	FRNs Jun 2016	USD	200,000	1,000	6.25
FRNs Jun 2016	—	XS0252144398	NOK650	65	FRNs Jun 2016	NOK	1,500,000	1,000	6.25
4.500% Jun 2016	—	XS0642335995	NOK1,350	66	4.500% Jun 2016	NOK	1,500,000	1,000	6.25
4.250% Aug 2016	—	XS0816713118	NZ$125	67	4.250% Aug 2016	NZD	300,000	1,000	6.25

	Old Notes				New Notes			Total Exchange Consideration(4)(5)
Title of Old Notes(1)	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Acceptance Priority Level	Title of New Notes(1)(2)	Currency	Minimum Denomination(3)	New Notes	Cash
4.250% Sept 2016	—	XS0831773063	A$200	68	4.250% Sept 2016	AUD	300,000	1,000	6.25
6.750% Sept 2016	—	XS0269584669	NZ$300	69	6.750% Sept 2016	NZD	300,000	1,000	6.25
4.375% Oct 2016	—	XS0554901040	SEK1,000	70	4.375% Oct 2016	SEK	1,500,000	1,000	6.25
1.250% Nov 2016	—	XS0856562797	$300	71	1.250% Nov 2016	USD	200,000	1,000	6.25
FRNs Nov 2016	—	XS0275486792	$50	72	FRNs Nov 2016	USD	200,000	1,000	6.25
3.500% Dec 2016	—	XS0796988813	NOK2,000	73	3.500% Dec 2016	NOK	1,500,000	1,000	6.25
FRNs Dec 2016	36962G3D4	US36962G3D41	$101	74	FRNs Dec 2016	USD	200,000	1,000	6.25
FRNs Dec 2016	—	XS0279944580	$50	75	FRNs Dec 2016	USD	200,000	1,000	6.25
FRNs Dec 2016	—	XS0269639315	$250	76	FRNs Dec 2016	USD	200,000	1,000	6.25
5.500% Feb 2017	—	XS0740224307	NZ$300	77	5.500% Feb 2017	NZD	300,000	1,000	6.25
3.875% Feb 2017	—	XS0739410164	NOK1,000	78	3.875% Feb 2017	NOK	1,500,000	1,000	6.25
FRNs Feb 2017	36962G2F0	US36962G2F08	$500	79	FRNs Feb 2017	USD	200,000	1,000	6.25
2.000% Feb 2017	—	XS0287934722	¥50,000	80	2.000% Feb 2017	JPY	25,000,000	1,000	6.25
FRNs Mar 2017	—	XS0290587509	$250	81	FRNs Mar 2017	USD	200,000	1,000	6.25
FRNs Mar 2017	—	XS0287158629	$100	82	FRNs Mar 2017	USD	200,000	1,000	6.25
3.250% Apr 2017	—	XS0290597219	¥30,000	83	3.250% Apr 2017	JPY	25,000,000	1,000	6.25
5.360% May 2017	—	XS0298997460	PLN240	84	5.360% May 2017	PLN	750,000	1,000	6.25
4.125% May 2017	—	XS0927127372	MXN$1,500	85	4.125% May 2017	MXN	3,000,000	1,000	6.25
FRNs Sept 2017	—	XS0322549774	€325	86	FRNs Sept 2017	EUR	125,000	1,000	7.50
6.250% Dec 2017	—	XS0148124588	£500	87	6.250% Dec 2017	GBP	125,000	1,000	7.50
2.625% Jan 2018	—	XS0875330697	SEK2,700	88	2.625% Jan 2018	SEK	1,500,000	1,000	7.50
FRNs Jan 2018	—	XS0875331745	SEK2,300	89	FRNs Jan 2018	SEK	1,500,000	1,000	7.50
4.250% Jan 2018	—	XS0876185876	NZ$600	90	4.250% Jan 2018	NZD	300,000	1,000	7.50
4.625% Jan 2043	—	XS0880289292	$700	91	4.625% Jan 2043	USD	200,000	1,000	7.50
FRNs Feb 2018	—	XS0346822082	$102	92	FRNs Feb 2018	USD	200,000	1,000	7.50
3.000% Feb 2018	—	XS0858571184	NOK1,300	93	3.000% Feb 2018	NOK	1,500,000	1,000	7.50
8.500% Apr 2018	—	XS0356838952	MXN$3,250	94	8.500% Apr 2018	MXN	3,000,000	1,000	12.50
4.210% Apr 2018	—	XS0360926025	HK$550	95	4.210% Apr 2018	HKD	1,500,000	1,000	7.50
8.870% Jun 2018	—	XS0366298437	MXN$2,500	96	8.870% Jun 2018	MXN	3,000,000	1,000	12.50
4.930% Jun 2018	—	XS0373042398	HK$400	97	4.930% Jun 2018	HKD	1,500,000	1,000	7.50
FRNs Aug 2018	36962GX66	US36962GX669	$300	98	FRNs Aug 2018	USD	200,000	1,000	7.50
FRNs Dec 2018	—	XS0275895612	$100	99	FRNs Dec 2018	USD	200,000	1,000	7.50
FRNs Jul 2019	—	XS0956200785	SEK1,100	100	FRNs Jul 2019	SEK	1,500,000	1,000	10.00
3.250% Jul 2019	—	XS0956200868	SEK500	101	3.250% Jul 2019	SEK	1,500,000	1,000	10.00
6.250% Sept 2020	—	XS0118106243	£200	102	6.250% Sept 2020	GBP	125,000	1,000	15.00
5.500% Jun 2021	—	XS0092499077	£360	103	5.500% Jun 2021	GBP	125,000	1,000	15.00
6.310% Oct 2021	—	XS0456392587	NOK500	104	6.310% Oct 2021	NOK	1,500,000	1,000	15.00
8.350% Sept 2022	—	XS0319509294	MXN$3,120	105	8.350% Sept 2022	MXN	3,000,000	1,000	22.50
4.5351% Aug 2023	—	XS0384168638	HK$400	106	4.5351% Aug 2023	HKD	1,500,000	1,000	17.50

	Old Notes				New Notes			Total Exchange Consideration(4)(5)
Title of Old Notes(1)	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	Acceptance Priority Level	Title of New Notes(1)(2)	Currency	Minimum Denomination(3)	New Notes	Cash
FRNs May 2024	36962GL36	US36962GL367	$175.5	107	FRNs May 2024	USD	200,000	1,000	20.00
5.550% Jan 2026	36962GT95	US36962GT956	$500	108	5.550% Jan 2026	USD	200,000	1,000	20.00
FRNs May 2026	36962GW75	US36962GW752	$950	109	FRNs May 2026	USD	200,000	1,000	20.00
3.750% Apr 2028	—	XS0912069514	$50	110	3.750% Apr 2028	USD	200,000	1,000	20.00
5.250% Dec 2028	—	XS0096298822	£425	111	5.250% Dec 2028	GBP	125,000	1,000	25.00
3.856% Jun 2030	—	XS0795151082	€150	112	3.856% Jun 2030	EUR	125,000	1,000	20.00
5.625% Sept 2031	—	XS0154681737	£178	113	5.625% Sept 2031	GBP	125,000	1,000	20.00
7.500% Aug 2035##	36959CAA6	US36959CAA62	$300	114	7.500% Aug 2035	USD	200,000	1,000	15.00
4.125% Sept 2035##	—	XS0229567440	€750	115	4.125% Sept 2035	EUR	125,000	1,000	35.00
FRNs Aug 2036	36962GX74	US36962GX743	$300	116	FRNs Aug 2036	USD	200,000	1,000	30.00
FRNs Nov 2045	36962GT20	US36962GT204	$50	117	FRNs Nov 2045	USD	200,000	1,000	30.00
FRNs Dec 2046	36962G2A1	US36962G2A11	$79	118	FRNs Dec 2046	USD	200,000	1,000	30.00
4.875% Sept 2037##	—	XS0229561831	£750	119	4.875% Sept 2037	GBP	125,000	1,000	15.00
FRNs Nov 2047	36962G3N2	US36962G3N23	$162	120	FRNs Nov 2047	USD	200,000	1,000	30.00
5.375% Dec 2040	—	XS0182703743	£450	121	5.375% Dec 2040	GBP	125,000	1,000	37.50
FRNs Dec 2053	36962G7D0	US36962G7D05	$67.5	122	FRNs Dec 2053	USD	200,000	1,000	30.00
FRNs Dec 2054	36962G7L2	US36962G7L21	$78.5	123	FRNs Dec 2054	USD	200,000	1,000	30.00

#	Subordinated debentures. New Notes issued in exchange for the subordinated debentures will be senior obligations.

##
Subordinated notes. New Notes issued in exchange for the subordinated notes will be senior obligations. The 7.500% Old Notes due August 21, 2035 and 4.125% Old Notes due September 19, 2035 already benefit from a senior guarantee provided by GE.

###	Issuer is GECC and formerly included LJ VP Holdings LLC (JV Penske), an affiliate of GECC, as Co-Issuer.

(1)	We refer to floating-rate notes as FRNs and fixed to floating-rate notes as F-FRNs.

(2)
Each series or tranche of New Par Notes will have the same maturity and, in the case of fixed-rate New Par Notes, the same interest rate or in the case of floating-rate New Par Notes, the same interest rate basis, minimum interest rate, if any, interest reset dates, spread, and other terms relating to the method of calculating the interest rate, as the applicable Old Notes being exchanged as indicated in the Offer to Exchange.

(3)
Minimum denominations in applicable currency of New Notes of a given series or tranche that may be issued in exchange for Old Notes. Old Notes of a given series or tranche may be tendered only in principal amounts such that New Notes will be issued in such minimum denominations.

(4)	Per $1,000 (or 1,000 units of applicable currency) principal amount of Old Notes accepted for exchange.

(5)
The Exchange Consideration for each $1,000 (or 1,000 units of applicable currency) principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration (which is the sum of the principal amount of New Notes and the amount of cash set forth in the table above) minus $50 (or 50 units of applicable currency). As a result, in the case of the Par for Par Exchange Offers, Eligible Holders that tender Old Notes after the Early Participation Date will not receive the cash portion of the Total Exchange Consideration and will receive New Par Notes in a principal amount that will be less than the principal amount of the Old Notes tendered.

(6)
Hybrids: Each series of subordinated debentures listed under the heading “Hybrids” includes a CUSIP or ISIN number for a corresponding series of trust preferred securities (the “Trust Preferred Securities”) issued by a GE Capital Trust in which a portion of subordinated debentures are held. These Trust Preferred Securities may be tendered in the Exchange Offers on the same terms and with the same acceptance priority level as those applicable to the underlying subordinated debentures to which they relate, with references to aggregate principal amounts of subordinated debentures corresponding to the same amount of aggregate liquidation preference of the Trust Preferred Securities. We will issue New Notes in exchange for any Trust Preferred Securities accepted for exchange; we will not issue any new Trust Preferred Securities in the Exchange Offers. Unless the context otherwise provides, references in this communication to “Old Notes,” insofar as they purport to be a description of the Old Notes described under the heading “Hybrids,” are to the underlying subordinated debentures rather than the Trust Preferred Securities; references to tenders of “Old Notes” that are applicable to Old Notes described under the heading “Hybrids” and similar references in this communication include the corresponding Trust Preferred Securities.

The Exchange Offers will expire at 11:59 p.m., New York City time on October 19, 2015, unless extended by the Issuer (such date and time as they may be extended by the Issuer, the “Expiration Date”). To be eligible to receive the applicable Total Exchange Consideration specified in the “Exchange Offers Summary Tables” above (the “Total Exchange Consideration”), Eligible Holders must validly tender and not validly withdraw their Old Notes at or prior to 5:00 p.m., New York City time on October 2, 2015, unless extended by the Issuer (such date and time as they may be extended by the Issuer, the “Early Participation Date”). Old Notes tendered for exchange may be validly withdrawn at or prior to 5:00 p.m., New York City time on October 2, 2015, unless extended by the Issuer (such date and time as they may be extended by the Issuer, the “Withdrawal Deadline”), but not thereafter unless required by law.

Eligible Holders who validly tender Old Notes after the Early Participation Date, but at or prior to the Expiration Date, and whose Old Notes are accepted for exchange by the Issuer, will only receive the applicable Exchange Consideration. The “Exchange Consideration” for each $1,000 principal amount (or 1,000 units of applicable currency) of the applicable series or tranche of Old Notes will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50 (or 50 units of applicable currency). As a result, in the case of the Par for Par Exchange Offers, Eligible Holders that tender Old Notes after the Early Participation Date will not receive the cash portion of the Total Exchange Consideration and will receive New Par Notes in a principal amount that will be less than the principal amount of the Old Notes tendered in such Par for Par Exchange Offers. In the case of the Market Value Exchange Offers, Eligible Holders that tender Old Notes after the Early Participation Date will receive New Notes in a principal amount that will also be less than the principal amount of the New Notes that they would have received had they received the Total Exchange Consideration.

The Total Exchange Consideration for each $1,000 (or £1,000) principal amount of each series or tranche of fixed-rate Old Notes tendered in a Market Value Exchange Offer for 2016 New Notes, 2020 New Notes, 2025 New Notes and 2035 New Notes will be calculated by the lead dealer managers at 11:00 a.m. (New York City time) (4:00 p.m. (London time)) on October 5, 2015, unless extended by the Issuer (such date and time, as they may be extended by the Issuer, the “Price Determination Date”) and will be equal to:

●
the present value on the Settlement Date (as defined below) of $1,000 (or £1,000) principal amount of such Old Notes due on the maturity date (or if applicable, the par call date) of such Old Notes and all scheduled interest payments on such principal amount of Old Notes to be made from, but excluding, the Settlement Date up to, and including, such maturity date (or if applicable, such par call date), discounted to the Settlement Date in accordance with standard market practice as described by the formula set forth in the Offer to Exchange, at a discount rate equal to the applicable Exchange Offer Yield (as defined below), minus

●	the Accrued Interest Amount (as defined below) per $1,000 (or £1,000) principal amount of such Old Notes;

such amount being rounded to the nearest cent per $1,000 (or pence per £1,000) principal amount of such Old Notes.

The “Exchange Offer Yield” will be equal to the sum of:

●
the yield (the “Reference Yield”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of the Reference U.S. Treasury Security or the price of the Reference U.K. Gilt Security, as applicable, specified in “Exchange Offers Summary Tables” above for such series or tranche of Old Notes appearing at the Price Determination Date on the Bloomberg Pricing Monitor page specified in “Exchange Offers Summary Tables” above for such series or tranche of Old Notes (or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous); plus

●	the fixed spread (the “Fixed Spread”) specified in “Exchange Offers Summary Tables” above for such series or tranche of Old Notes.

In the case of any Old Notes tendered in a Market Value Exchange Offer for 2016 GBP New Notes, the Exchange Offer Yield will be expressed on an annualized basis.

The Total Exchange Consideration for each $1,000 principal amount of floating-rate Old Notes tendered in a Market Value Exchange Offer for 2016 New Notes will be the principal amount set forth under “Total Exchange Consideration” in the “Exchange Offers Summary Tables” above.

In addition to the applicable Total Exchange Consideration or Exchange Consideration, Eligible Holders whose Old Notes are accepted for exchange will be paid on the Settlement Date an amount equal to the accrued and unpaid interest on such Old Notes or, in the case of Trust Preferred Securities, accumulated and unpaid distributions, to, but excluding, the Settlement Date (the “Accrued Interest Amount”).

Each series or tranche of New Market Notes issued in a Market Value Exchange Offer will bear interest at the rate per annum, equal to the sum of: (a) the yield of the applicable reference security appearing at the Price Determination Date on the applicable Bloomberg reference page, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (b) the applicable spread for such series or tranche of New Market Notes, such sum rounded to the third decimal place when expressed as a percentage.

The applicable reference security, Bloomberg reference page and spread for each series or tranche of New Market Notes are as follows:

New Market Notes	Reference Security	Bloomberg Reference Page	Fixed Spread (basis points)
2016 USD New Notes	Eurodollar Synthetic Forward Rate (yield from two business days after the Price Determination Date to the maturity date of 2016 USD New Notes)	EDSF	+60
2016 GBP New Notes	2.000% U.K. Gilt Security due January 22, 2016	DMO2	+90
2020 New Notes	1.375% U.S. Treasury Security due August 31, 2020 (bid-side)	FIT1	+105
2025 New Notes	2.000% U.S. Treasury Security due August 15, 2025 (bid-side)	FIT1	+135
2035 New Notes	3.000% U.S. Treasury Security due May 15, 2045 (bid-side)	FIT1	+155

If the aggregate principal amount of 2016 New Notes that would be issued in the 2016 Market Value Exchange Offers if all Old Notes tendered were to be accepted exceeds the $15 billion 2016 New Notes Cap, Old Notes tendered for 2016 New Notes will be accepted up to the 2016 New Notes Cap on a pro rata basis among all such Old Notes tendered. Old Notes of any series or tranche that are not accepted in the 2016 Market Value Exchange Offers due to proration will be treated as if tendered in the applicable Par for Par Exchange Offer for such series or tranche of Old Notes and will be subject to the applicable Acceptance Priority Level and the Par for Par Cap.

If the aggregate principal amount of 2020 New Notes, 2025 New Notes and 2035 New Notes that would be issued in the 2020/2025/2035 Market Value Exchange Offers if all Old Notes tendered were to be accepted exceeds the 2020/2025/2035 New Notes Cap, Old Notes tendered for 2020 New Notes, 2025 New Notes and 2035 New Notes will be accepted up to the 2020/2025/2035 New Notes Cap on a pro rata basis among all such Old Notes tendered. Old Notes tendered for 2020 New Notes, 2025 New Notes and 2035 New Notes that are not accepted due to proration will not be accepted for exchange in any Exchange Offer.

Subject to the Par for Par Cap, Old Notes of any series or tranche that are validly tendered in the Par for Par Exchange Offers will be accepted in accordance with the applicable Acceptance Priority Level (in numerical priority order) for such series or tranche of Old Notes as set forth in the “Exchange Offers Summary Tables” above, with Acceptance Priority Level 1 being the highest priority level. All validly tendered Old Notes having a higher Acceptance Priority Level will be accepted for exchange in the Par for Par Exchange Offers before any tendered Old Notes having a lower Acceptance Priority Level. If the remaining available amount within the Par for Par Cap is not sufficient to accept for exchange Old Notes with a particular Acceptance Priority Level, the remaining available amount will be allocated pro rata among those Old Notes with such Acceptance Priority Level and any Old Notes with a lower Acceptance Priority Level will not be accepted for exchange in the Par for Par Exchange Offers.

There is no cash tender offer or consent solicitation being conducted in connection with the Exchange Offers.

Our obligation to accept any Old Notes tendered in the Exchange Offers is subject to certain customary conditions. There is no overall minimum condition for the aggregate principal amount of New Notes to be issued in the Exchange Offers. Subject to applicable law, each Exchange Offer may be amended, extended or terminated individually.

The “Settlement Date” for the Exchange Offers is expected to be five business days following the Expiration Date, must be a business day both in the City of New York and in London and would be October 26, 2015 based on the current Expiration Date.

The New Notes have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Exchange Offers are being made only: (a) to holders of Old Notes that are QIBs who are acquiring New Notes for their own account or for the account of one or more other QIBs in private transactions in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and (b) outside the United States, to holders of Old Notes other than “U.S. persons” as defined in Regulation S and who are not acquiring New Notes for the account or benefit of a “U.S. person,” in offshore transactions in compliance with Regulation S, and who in the case of (a) and (b) if outside the United States, are Non-U.S. Qualified Offerees (as defined in the Offer to Exchange). The holders of Old Notes who have represented to the Issuer that they are eligible to participate in the Exchange Offers on one of the foregoing bases are referred to as “Eligible Holders.”

Holders of Old Notes denominated in U.S. dollars who desire to confirm their eligibility to participate in the Exchange Offers and to receive a copy of the Offer to Exchange may contact D.F. King & Co., Inc. at +1 (212) 269-5550 (for bankers and brokers), +1 (866) 388-7535 (toll free), +44 (0) 207 920 9700 (toll) or ge@dfking.com.  Holders of Old Notes denominated in a currency other than U.S. dollars who desire to confirm their eligibility to participate in the Exchange Offers and to receive a copy of the Offer to Exchange may contact Lucid Issuer Services Ltd. at +44 (0) 207 704 0880 (toll) or ge@lucid-is.com.

Certain New Notes (as set forth in the Offer to Exchange) will be entitled to certain registration rights.

Application has been made to the Irish Stock Exchange plc for the New Notes to be admitted to the Irish Stock Exchange’s Official List and to trading on the Global Exchange Market, which is the exchange-regulated market of the Irish Stock Exchange. The Global Exchange Market is not a regulated market for the purposes of The Markets in Financial Instruments Directive (2004/39/EC).

Additional Information

Eligible Holders are advised to check with the broker, dealer, custodian bank, depositary, trust company or other nominee and clearing system or other intermediary through which they hold their Old Notes as to whether such nominee or intermediary applies different deadlines for any of the events specified in this communication or the Offer to Exchange, and then to allow for such deadlines.

This communication does not constitute an offer to buy or sell or a solicitation of an offer to buy or sell either Old Notes or New Notes in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise.  The distribution of this communication in certain jurisdictions (including, but not limited to, Australia, Canada, China, the European Economic Area, France, Hong Kong, Ireland, Italy, Japan, Korea, Kuwait, Luxembourg, Mexico, Switzerland, the United Kingdom and the United States) and the offering of the New Notes in certain jurisdictions may be restricted by law.

This communication has not been approved by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000 (as amended).  Accordingly, this communication is only for distribution to and directed at: (i) in the United Kingdom, persons having professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended) (the “Order”)); (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order; (iii) persons who are outside the United Kingdom; and (iv) any other person to whom it can otherwise be lawfully distributed (all such persons together being referred to as "Relevant Persons"). Any investment or investment activity to which this communication relates is available only to and will be engaged in only with Relevant Persons.  Persons who are not Relevant Persons should not take any action based upon this communication and should not rely on it.

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, this communication is not being made in that Relevant Member State other than: (a) to any legal entity which is a qualified investor as defined in the Prospectus Directive; (b) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant dealer or dealers nominated by the Issuer for any such offer; or (c) in any other circumstances falling within Article 3(2) of the Prospectus Directive; provided that no such communication referred to in (a) to (c) above shall require the Issuer or any dealer manager, the information agents or the exchange agents to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive. The expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU) and includes any relevant implementing measure in such Relevant Member State.

Forward-Looking Statements

This communication contains “forward-looking statements” —that is, statements related to future, not past, events.  In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” or “target.”  Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Reorganization and the Exchange Offers; our announced GE Capital Exit Plan to reduce the size of our financial services businesses, including expected cash and non-cash charges associated with the GE Capital Exit Plan; expected income; earnings per share; revenues; organic growth; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between GE’s industrial business and GECC earnings.  For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: obtaining (or the timing of obtaining) any required regulatory reviews or approvals or any other consents or approvals associated with our announced GE Capital Exit Plan to reduce the size of our financial services businesses (including the Merger); our ability to complete incremental asset sales as part of the GE Capital Exit Plan in a timely manner (or at all) and at the prices we have assumed; changes in law, economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets, including the impact of these conditions on our ability to sell or the value of incremental assets to be sold as part of the GE Capital Exit Plan as well as other aspects of the GE Capital Exit Plan; the impact of conditions in the financial and credit markets on the availability and cost of GECC’s funding, and GECC’s exposure to counterparties; the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults; pending and future mortgage loan repurchase claims and other litigation claims in connection with WMC Mortgage Corporation, which may affect our estimates of liability, including possible loss estimates; our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so; the adequacy of our cash flows and earnings and other conditions, which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels; GECC’s ability to pay dividends to GE at the planned level, which may be affected by GECC’s cash flows and earnings, financial services regulation and oversight, and other factors; our ability to convert pre-order commitments/wins into orders; the price we realize on orders since commitments/wins are stated at list prices; customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve; the effectiveness of our risk management framework; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation and litigation; adverse market conditions, timing of and ability to obtain required bank regulatory approvals, or other factors relating to us or Synchrony Financial that could prevent us from completing the Synchrony Financial split-off as planned; our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions; our success in completing, including obtaining regulatory approvals for, announced transactions, such as the proposed transactions and alliances with Alstom, Appliances and the GE Capital Exit Plan, and our ability to realize anticipated earnings and savings; our success in integrating acquired businesses and operating joint ventures; the impact of potential information technology or data security breaches; our actual division of U.S. and international assets, which may not occur as expected; and the other factors that are described in “Risk Factors” in each of GE’s and GECC’s Annual Report on Form 10-K for the year ended December 31, 2014, as such descriptions may be updated or amended in any future report GE or GECC files with the U.S. Securities and Exchange Commission.  These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements.  We do not undertake to update our forward-looking statements.

Investor Contact:
Matt Cribbins, 203.373.2424
matthewg.cribbins@ge.com

Media Contact:
Seth Martin, 203.572.3567
seth.martin@ge.com